Fees Summary	Nov. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,016,581.78
Total Transaction Valuation	23,179,100,925
Total Offset Amount	0
Net Fee	$ 2,016,581.78
Offset Table N/A	N/A